Ex. 99.28(h)(13)(iv)

THIRD AMENDMENT TO AMENDED AND RESTATED FUND PARTICIPATION AGREEMENT (Fund of Funds)

This Third Amendment, effective as of April 26, 2021, amends the Fund Participation Agreement (Fund of Funds) (the “Agreement”) dated the 8th day of June, 2017, among Jackson National Life Insurance Company (“Insurance Company”), on behalf of itself and certain of its separate accounts; JNL Series Trust (“Trust”), an open-end investment company organized under the laws of the Commonwealth of Massachusetts, on behalf of each of its series listed on Attachment A, severally and not jointly (each, a “Fund,” and collectively, the “Funds”); Jackson National Asset Management, LLC (“JNAM”), a limited liability company organized under the laws of the State of Michigan; American Funds Insurance Series (“Series”), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, on behalf of each of its funds listed on Attachment A, severally and not jointly (each, a “Master Fund,” and collectively, the “Master Funds”); each of the funds identified as Retail Funds on Attachment A attached hereto (each, a “Retail Fund” and collectively, the “Retail Funds”).; Capital Research and Management Company (“CRMC”), a corporation organized under the laws of the State of Delaware, and American Funds Service Company (the “Transfer Agent”), a corporation organized under the laws of the State of California.

WHEREAS, the Agreement pertains to the relationship of the parties hereto with respect to multi-manager variable annuity contracts and/or variable life policies; and

WHEREAS, the parties desire to amend Attachment A of the Agreement to reflect the name change of the following funds:

-	Blue Chip Income and Growth FundSM to Washington Mutual Investors Fund;
-	Global Growth and Income FundSM to Capital World Growth and Income Fund;
-	Bond FundSM to The Bond Fund of America;
-	High-Income Bond FundSM to American High-Income Trust; and
-	U.S. Government/AAA-Rated Securities FundSM to U.S. Government Securities Fund.

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, the Insurance Company, the Trust, JNAM, the Series, Retail Funds, CRMC, and the Transfer Agent hereby agree as follows:

1.	Attachment A in the Agreement is deleted and restated as attached.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of March 19, 2021, effective as of the date first above written.

Jackson National Life Insurance Company
(on behalf of itself and each Account)

By:	/s/ Julia A. Goatley
Name:	Julia A. Goatley
Title:	General Counsel

JNL Series Trust, on behalf of each of its Funds listed on Attachment A

By:	/s/ Kelly L. Crosser
Name:	Kelly L. Crosser
Title:	Assistant Secretary

Jackson National Asset Management, LLC

By:	/s/ Susan S. Rhee
Name:	Susan S. Rhee
Title:	Senior Vice President & General Counsel

American Funds Insurance Series, on behalf of each of its Master Funds listed on Attachment A

By:	/s/ Steven I. Koszalka
Name:	Steven Koszalka
Title:	Secretary

American Funds Service Company

By:	/s/ Angela M. Mitchell
Name:	Angela M. Mitchell
Title:	Secretary

Capital Research and Management Company

By:	/s/ Michael Triessl
Name:	Michael J. Triessl
Title:	Authorized Signer

Capital Research and Management Company, on behalf of each of the Retail Funds listed below as the investment adviser to each such Retail Fund

AMCAP Fund

American Balanced Fund

American Funds Corporate Bond Fund

American Funds Developing World Growth and Income Fund

American Funds Emerging Markets Bond Fund

American Funds Global Balanced Fund

American Funds Inflation Linked Bond Fund

American Funds Mortgage Fund

American Funds Strategic Bond Fund

American High-Income Trust

American Mutual Fund

Capital Income Builder

Capital World Bond Fund

Capital World Growth and Income Fund

EuroPacific Growth Fund

Fundamental Investors

Intermediate Bond Fund of America

International Growth and Income Fund

New Perspective Fund

New World Fund

SMALLCAP World Fund

Short-Term Bond Fund of America

The American Funds Income Series - U.S. Government Securities Fund

The Bond Fund of America

The Growth Fund of America

The Income Fund of America

The Investment Company of America

The New Economy Fund

Washington Mutual Investors Fund

By:	/s/ Michael Triessl
Name:	Michael J. Triessl
Title:	Authorized Signer

Attachment A

Funds Investing in Multiple Master Funds

Trust Funds:	Underlying Funds:
JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund)

American Funds Insurance Series Master Funds

Global Growth FundSM

Global Small Capitalization FundSM

Growth FundSM

International FundSM

New World Fund®

Washington Mutual Investors Fund

Capital World Growth and Income Fund

Growth-Income FundSM

International Growth and Income FundSM

Asset Allocation Fund

Global Balanced Fund

The Bond Fund of AmericaSM

Capital World Bond FundSM

American High-Income Trust

American Funds Mortgage FundSM

U.S. Government Securities FundSM

Retail Funds

AMCAP Fund

American Balanced Fund

American Funds Corporate Bond Fund

American Funds Developing World Growth and Income Fund

American Funds Emerging Markets Bond Fund

American Funds Global Balanced Fund

American Funds Inflation Linked Bond Fund

American Funds Mortgage Fund

American Funds Strategic Bond Fund

American High-Income Trust

American Mutual Fund

Capital Income Builder

Capital World Bond Fund

Capital World Growth and Income Fund

EuroPacific Growth Fund

Fundamental Investors

Intermediate Bond Fund of America

International Growth and Income Fund

New Perspective Fund

New World Fund

SMALLCAP World Fund

Short-Term Bond Fund of America

The American Funds Income Series - U.S. Government Securities Fund

The Bond Fund of America

The Growth Fund of America

The Income Fund of America

The Investment Company of America

The New Economy Fund

Washington Mutual Investors Fund

JNL/American Funds Growth Allocation Fund	American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM

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Trust Funds:	Underlying Funds:

Growth FundSM

International FundSM

New World Fund®

Washington Mutual Investors Fund

Capital World Growth and Income Fund

Growth-Income FundSM

International Growth and Income FundSM

Asset Allocation Fund

Global Balanced Fund

The Bond Fund of AmericaSM

Capital World Bond FundSM

American High-Income Trust

American Funds Mortgage FundSM

U.S. Government Securities FundSM

Retail Funds

AMCAP Fund

American Balance Fund

American Funds Corporate Bond Fund

American Funds Developing World Growth and Income Fund

American Funds Emerging Markets Bond Fund

American Funds Global Balanced Fund

American Funds Inflation Linked Bond Fund

American Funds Mortgage Fund

American Funds Strategic Bond Fund

American High-Income Trust

American Mutual Fund

Capital Income Builder

Capital World Bond Fund

Capital World Growth and Income Fund

EuroPacific Growth Fund

Fundamental Investors

Intermediate Bond Fund of America

International Growth and Income Fund

New Perspective Fund

New World Fund

SMALLCAP World Fund

Short-Term Bond Fund of America

The American Funds Income Series - U.S. Government Securities Fund

The Bond Fund of America

The Growth Fund of America

The Income Fund of America

The Investment Company of America

The New Economy Fund

Washington Mutual Investors Fund

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